                                                                  EXHIBIT 10.5.2
                                                                       EXECUTION


                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT
                        AND PURCHASE AGREEMENT [TRUST 1]

          FIRST AMENDMENT to the PARTICIPATION AGREEMENT (as defined below), dated as of December 24, 1992 (the "First Amendment"), among HUGHES COMMUNICATIONS GALAXY, INC., a California corporation, as Seller, ORION ONE, INC., a Delaware corporation, as Owner Participant, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly set forth in the Participation Agreement (as defined below), but solely in its capacity as Owner Trustee under the Trust Agreement, as Owner Trustee, HUGHES COMMUNICATIONS, INC., a California corporation, as Initial Note Purchaser, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee, and BT SECURITIES CORPORATION, a Delaware corporation, not in its individual capacity, but solely as Agent for Owner Participant and the Other Owner Participants and to the TRANSPONDER PURCHASE AGREEMENT (as defined below), by and between HCG and Owner Trustee.

          WHEREAS, the parties hereto are parties to that certain Participation Agreement [Trust 1] dated as of August 21, 1992 (the "Participation Agreement");

          WHEREAS, Section 15.05 of the Participation Agreement provides that the Participation Agreement may be amended by an instrument in writing;

          WHEREAS, the parties hereto wish to amend the Participation Agreement to reflect certain changes to the provisions of the Participation Agreement needed in connection with the refinancing of the Series A Notes;

          WHEREAS, HCG and Owner Trustee are parties to that certain Transponder Purchase Agreement [Trust 1] dated as of September 9, 1992 (the "Purchase Agreement");

          WHEREAS, Section 15.01 of the Purchase Agreement provides that the Purchase Agreement may be amended by an instrument in writing;

          WHEREAS, HCG and the Owner Trustee wish to amend the Purchase
Agreement and each of the Indenture Trustee and the Initial Note Purchaser hereby consents to such amendment as evidenced by its signature hereto; and
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                                                                       EXECUTION


          WHEREAS, the entry into this First Amendment by the parties hereto is in all respects authorized by the provisions of the Participation Agreement and the Purchase Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amendments.
               ----------

               a. Section 2.05 of the Participation Agreement is hereby amended by inserting the clause "the Series G Noteholders," in the fourth line thereof after "Agent," and before "Owner" and by inserting the parenthetical clause "(and a copy of the Appraisal to the extent it has not been previously delivered to such Person)" in the seventh line thereof after "Appraisal" and before "to".

               b. Section 2.08 of the Participation Agreement is hereby amended by adding a paragraph (c) to the end of such section as follows:

          "(c) Notwithstanding anything to the contrary contained herein or in the Indenture, so long as any Series G Notes shall be outstanding, there shall be no Notes outstanding other than (i) the Series G Notes, (ii) the Series A Notes, the aggregate principal amount of each subseries of which outstanding shall not exceed the respective aggregate principal amounts set forth on Schedule A hereto and (iii) the Series D Notes, the aggregate principal amount of each subseries of which outstanding shall not exceed the respective aggregate principal amounts set forth on Schedule B hereto; and Lessee may not Assume any Series G Notes."

               c. Section 2.11 of the Participation Agreement is hereby amended by adding a paragraph (c) to the end of such section as follows:

          "(c) If Series G Notes are issued on or prior to the In-Service Date, the principal amount issued shall be equal to the Debt Commitment as of the then anticipated In-Service Date minus interest that is anticipated to accrue on the Series G Notes to but not including the then anticipated In-Service Date."

               d. Section 2.12(b) of the Participation Agreement is hereby amended by deleting the parenthetical clause

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                                                                       EXECUTION


"(without giving effect to the second sentence of Section 9.01(b))".

               e. Section 4.01(g) of the Participation Agreement is hereby amended by adding the clause "assuming the Transponders are mobile goods under the UCC," on the seventh line after "(ii)" and by deleting the parenthetical clause ending such section.

               f. Section 5.01(p) of the Participation Agreement is hereby amended by inserting the following text in lieu of "[Intentionally Omitted]":

     "Variable Amount.  Prior to the Execution Date, HCG shall pay to Owner
      ---------------
     Trustee an amount equal to each Variable Amount as and when such Variable Amount shall be payable by Owner Trustee pursuant to the Indenture or any of the Notes."

               g. Section 5.01 of the Participation Agreement is hereby amended by inserting the following at the end of such section as paragraphs (u) through (w):

          "(u)  Notice of Change of Place of Business.  Lessee shall promptly
                -------------------------------------
     give notice of any change in or relocation of its chief executive office or chief place of business (1) to Owner Trustee so long as Owner Trustee has title to any Transponder and (2) to Indenture Trustee so long as any Notes are outstanding.

          "(v)  Defense of Title. Lessee hereby covenants for the benefit of the
                ----------------
     holders of Series G Notes that, while such Series G Notes are outstanding during the Lease Term with respect to any Transponder, it will, at its own cost and expense, defend the Owner Trustee's title to such Transponder against the claims of any and all Persons whomever, other than with respect to Permitted Liens.

          "(w)  Method of Payment.  Prior to the Execution Date, all amounts
                -----------------
     payable by HCG to the Owner Trustee under Sections 2.08(a), 2.09, 2.10 (second sentence), 2.12, 5.08 and 10.02(a) hereof and the Hughes Agreements shall be paid to the Indenture Trustee to its account specified in writing to the Owner Trustee on the Series G Closing Date or such other account as the Indenture Trustee may hereafter designate in writing for distribution in accordance with the Indenture."

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               h.   Section 5.05(a) of the Participation Agreement is hereby
amended by deleting clause (i) thereof in its entirety and substituting in lieu thereof a new clause (i) to read as follows:

          "(i) Assume the Notes then outstanding by giving notice of such Assumption pursuant to Section 11.04, in accordance with, subject to the conditions of and with the effect provided in Section 2.13 of the Indenture or"

               i. Section 5.05(m) of the Participation Agreement is hereby amended by inserting the following text in lieu of "[Intentionally Omitted]:

          "(m) For avoidance of doubt, each party hereto acknowledges and agrees that any amount payable by the Owner Trustee under Section 2.17 of the Indenture constitutes a Variable Amount."

               j. Section 5.05 of the Participation Agreement is hereby amended by adding a new paragraph (p) as follows:

          "(p) On the In-Service Date, the Lessee shall deliver to the Indenture Trustee and the Noteholders an Opinion of Counsel in form and substance reasonably satisfactory to the Indenture Trustee and the Series G Noteholders substantially to the effect that:

               (i) the Lease constitutes a legal, valid and binding obligation of the Lessee in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws of general application affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

               (ii) if the Lease is deemed to create only a security interest in favor of the Owner Trustee and the internal laws of the State of California govern the perfection of such security interest and would require that an action be taken in California to effect such perfection, then upon the due filing of a financing statement in the form attached to said Opinion of Counsel with the California Secretary of State, such security interest in the collateral described in both such financing statement and the Lease will be perfected, except to the extent that under the California Uniform Commercial Code perfection cannot be effected by the filing

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                                                                       EXECUTION


     of a financing statement in the State of California pursuant to Section 9302 or 9304 thereof or the transactions are excluded from the coverage of the California UCC by Section 9104 thereof."

               k. Section 5.08(a) of the Participation Agreement is hereby amended by deleting clause (B) thereof in its entirety.

               1. Section 5.09 of the Participation Agreement is hereby deleted in its entirety.

               m. Article V of the Participation Agreement is hereby further amended by adding a new Section 5.10 as follows:

          "5.10   Lessee's Instructions to Owner Trustee.  Owner Trustee hereby
                  --------------------------------------
     agrees, so long as no Lease Default in respect of Section 15(a), (b) or (h) of the Lease shall have occurred and be continuing and so long as no Lease Event of Default shall have occurred and be continuing, to follow Lessee's written requests as soon as practicable (and not to take any action not so requested) with respect to (i) selecting interest periods to be applicable to the Series G Notes under the Notes and prepayments of the Series G Notes in connection with Sections 2.17 and 2.18 of the Indenture and (ii) giving any and all notices under the Indenture to Indenture Trustee or the Series G Noteholders necessary or appropriate in order to effectuate such selection of interest periods and such prepayment of the Series G Notes, provided that any such prepayment is effected in connection with a refinancing pursuant to this Participation Agreement."

               n. Section 7.02(a)(i) of the Participation Agreement is hereby amended by adding the following text in the second line after "Noteholder":

     "that has not provided a current Internal Revenue Service Form 1001 or Form 4224, to the extent applicable, and, in any case, a Form W-8 or W-9, to the extent applicable."

               o. Section 9.01 of the Participation Agreement is hereby amended by (1) adding in the first line of clause (iv) of paragraph (a), after "Date" and before "or", the parenthetical phrase "(including in respect of a refinancing of Series A Notes which occurs on or prior to such date)" and (2) by adding the following text after "refinancing" and before "." in the first line of page 81:

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                                                                       EXECUTION

     "and (vi) Transaction Costs in respect of a refinancing of the Series G Notes shall be paid by Owner Trustee on or prior to July 2, 1993 with funds to be provided by Owner Participant, to the extent invoices therefor are received by Owner Trustee."

Section 9.01 of the Participation Agreement is hereby further amended by adding a new paragraph (d) as follows:

          "(d) On the In-Service Date, Agent shall pay, in immediately available funds, for legal services rendered in connection with the refinancing of Series A Notes with Series G Notes, to Latham & Watkins, the amount of $25,000, and to Milbank, Tweed, Hadley & McCloy, the amount of $12,500, in each case, on a pro-rata basis per Transponder, in respect of this Participation Agreement and the Other Participation Agreements."

               p. Section 10.01 of the Participation Agreement is hereby amended (1) by deleting the heading and substituting in lieu thereof "Series A
                                                                      --------
Notes, Series D Notes and Series G Notes", (2) by inserting "Series G
----------------------------------------
Noteholders" after "Purchaser," and before "Owner Trustee in the second line of clause (a)(i) of such section and by inserting "or the Series G Notes, as applicable," after "Notes" and before "described" in the fourth line of such clause and (3) by deleting the first two sentences of clause (a)(ii) in their entirety and by adding the following sentence in lieu thereof:

     "Any Notes issued other than Series A Notes or Series G Notes will bear interest at a fixed rate and have a maturity date as set forth in the principal amortization schedule attached to such Notes but not later than the expiration date of the Basic Term of the Lease with respect to the Transponders."

               q. Section 10.01(a)(iii) of the Participation Agreement is hereby amended by deleting the second proviso in such section beginning in the penultimate line.

               r. Section 10.01(b) of the Participation Agreement is hereby amended by inserting "or the Series G Notes, as the context may require," after "Series A Notes" in the fourteenth and fifteenth lines of such section and by changing "Series B Notes and, if applicable, Series C Notes" to "other Notes or both such dates, as the context may require,".

               s. Section 10.01(g) of the Participation Agreement is hereby amended by inserting "Series G Notes" in lieu of "Series A Notes" in the fourth line thereof.

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                                                                       EXECUTION

               t. Section 10.03 of the Participation Agreement is hereby amended by (1) changing "Series C Notes" in the heading of such section to "Series G Notes", (2) deleting paragraphs (a) and (b) in their entirety, (3) changing "(c)" denoting the second full paragraph on page 87 to "(a)", (4) adding the clause "Subject to the next succeeding sentence," at the beginning of new paragraph "(a)", (5) changing the word "may" to "shall" in the first line of new paragraph (a) and (6) inserting the following text at the end of such new paragraph "(a)":

     "The final maturity of any Series B Notes which refinance the Series G Notes shall be not earlier than the fifth anniversary of the In-Service Date. At the final maturity of the Medium Term Series B Notes (as hereinafter defined), Lessee shall refinance such Notes with Notes issued in accordance with this Agreement having a final maturity that is coincident with the final maturity set forth on Exhibit C to Schedule III hereof as then in effect. If the maturity date of any Series B Notes issued to refinance the Series G Notes is earlier than the date that is coincident with the final maturity set forth on Exhibit C to Schedule III hereof as then in effect (the "Medium Term Series B Notes"), and such Medium Term Series B Notes have not been refinanced in accordance with this Agreement or as otherwise agreed between the parties hereto, then on the maturity date of such Medium Term Series B Notes, Lessee shall pay to Owner Trustee as Supplemental Rent, on an After-Tax Basis, an amount equal to the amount necessary to redeem in full such Medium Term Series B Notes and Owner Trustee shall effect such redemption on such date with such amount."

Section 10.03 is hereby further amended by adding a new paragraph (b) to the end of such section as follows:

          "(b) Notwithstanding anything to the contrary in this Section 10.03, on December 24, 1992, Series G Notes will be issued in an amount equal to the Debt Commitment as of the then anticipated In-Service Date minus interest that is anticipated to accrue on the Series G Notes to but excluding the then anticipated In-Service Date to refinance a corresponding amount of the outstanding principal of and accrued interest on the Series A Notes as of December 24, 1992, and such Series G Notes shall have a maturity not in excess of one (1) year. The Series G Notes shall bear interest at a floating rate based on LIBO Rate.

               u. Article X of the Participation Agreement is hereby further amended by adding a new Section 10.05 as follows:

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                                                                       EXECUTION


    "Section 10.05.  Certain Expenses of a Series G Note Refinancing.  All
                     -----------------------------------------------
    reasonable expenses related to any refinancing or refunding of the Series G Notes not constituting Transaction Costs shall be paid by Lessee on an After-Tax Basis."

               v. Section 11.03(d) of the Participation Agreement is hereby amended by replacing "Exchange" or "Exchange Event", as appropriate: (1) in the third line from the top and in the second line from the bottom with "Assumption"; and (2) in the sixth line from the bottom with "Assume".

               w. Section 11.04 of the Participation Agreement is hereby amended by replacing "Exchange" in the heading with "Assume the Notes", and in the text thereof with "Assumption". Section 11.04 is further amended by deleting "8(a), or" in the fifth line of the text thereof.

               x. Section 12.02 of the Participation Agreement is hereby amended by inserting the following text at the beginning of each of paragraphs
(d) and (e) of such section:

    "unless the Refunded Notes are Medium Term Series B Notes."

               y. Section 12.05(a) of the Participation Agreement is hereby amended (1) by inserting the clause "if prior to the In-Service Date," after "(i)" and before "the Debt Refinancing Date;" and (2) by deleting "(1)" in the second line of the last paragraph of such section.

               z. Section 12.05(b) of the Participation Agreement is hereby amended by inserting the following text prior to the final paragraph of such section:

          "In connection with any adjustment to the Factors made by Agent on behalf of Owner Participant pursuant to Section 12.05(b), 12.05(c) or 12.05(d), a Responsible Officer of the Owner Participant will disclose the Owner Participant's state and/or local income tax rate assumptions, and Owner Participant and HCG shall enter into an amendment to the Tax Indemnification Agreement in the form set forth in Exhibit A to such agreement."

               aa. Section 12.06 of the Participation Agreement is hereby amended (1) by deleting clause (v) and substituting in lieu thereof the following:

          "(v) any change in the interest rate on the Series G Notes on and after the Basic Term Commencement Date, and"

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                                                                       EXECUTION

; (2) by inserting the following text at the end of the penultimate paragraph to such section:

          "In the event that the Series G Notes have not been refinanced on or prior to the Basic Term Commencement Date, upon the request of Lessee, the Factors shall be adjusted as of the Basic Term Commencement Date to take into account any adjustments required by clauses (i), (iii), (iv) or (v) that have not previously been taken into account by any adjustment to the Factors pursuant to this Section 12.06 and any adjustment that results from changing the Assumed Interest Rate to reflect the updated estimate of the interest rate that will become applicable upon the refinancing of the Series G Notes."

; and (3) by deleting the last sentence of such section in its entirety and substituting in lieu thereof the following text:

     "In making any adjustment to the Factors under this Section 12.06, the Debt Amortization Schedule shall be allowed to vary, subject to any restrictions as may be set forth in the Indenture or the Notes, as applicable, and as directed by HCG."

               ab. Section 12.08 of the Participation Agreement is hereby amended by adding a new paragraph "(c)" as follows:

          "(c) In connection with any recalculation of the Factors pursuant to
     Section 12.06 resulting from the refinancing of the Series G Notes, to the extent necessary to satisfy the PV Minimization Requirement and if Lessee so requests, the EBO Date may be changed, provided that the Owner Participant's Net Economic Return is maintained in accordance with Section
     12.06. Agent shall have the right to consent to any change in the EBO Date that differs by more than one year, and in no event shall the EBO Date be later than July 2, 1999."

               ac. Section 13.02(a) of the Participation Agreement is hereby amended by replacing the words "l0 days" in clause (ix) thereof with the words "one Business Day".

               ad. Section 13.03(b) of the Participation Agreement is hereby amended by replacing the "or" immediately preceding "(iii)" therein with a comma and inserting at the end of such Section 13.03(b) "or (iv) Bankers Trust Company."

               ae. Section 13.03(c) of the Participation Agreement is hereby amended in its entirety as follows: "(c) the

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                                                                       EXECUTION


Transferee shall not be a Competitor; provided, however, that this Section
                                      --------- -------
13.03(c) shall not be applicable to a transfer to Bankers Trust Company pursuant to Section 13.03."

               af. Item (1) of Schedule VI to the Participation Agreement is hereby amended by adding the name of "General Electric Capital Corporation (but not including any Affiliate thereof) (as a transferee pursuant to the provisions of Section 13.02 only)".

               ag. Appendix A to the Participation Agreement (Construction; Definition of Terms) is hereby amended as follows:

               (1) On page 5 thereof, the following text is hereby added immediately after the definition of "Assumed Interest Rate": "'Assumption'
                                          -----------------------   -----------
     shall have the meaning set forth in Section 1.1 of the Indenture."

               (2) On page 5 thereof, the definition "Assumption Event" is hereby deleted in its entirety.

               (3) On pages 5 and 6 thereof, the definition "Business Day" is
                                                             ------------
     hereby amended by adding the clause "or Amsterdam, The Netherlands with respect to the day on which the Series G Notes are funded or any day on which dealings in Dollar deposits are carried out in the London interbank market but solely with respect to the determination of a LIBO Rate and payment dates so long as any Series G Notes are outstanding" after "funds" and before "," in the last line of such definition.


               (4) On page 10 thereof, the definition "EBO Amount" is hereby
                                                       ----------
     amended by deleting clause (B) thereof in its entirety and substituting in lieu thereof the following:

          "(B) in the event that the EBO Date is not a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A to the Lease, as adjusted pursuant to Section 12.05 or 12.06 (and in accordance with Sections 12.07 and 12.08 to the extent applicable) in each case of the Participation Agreement, is due, the Rent Differential Amount, if any (and if such EBO Date is a Rent Payment Date on which a portion of Scheduled Rent due on such date is designated "arrears rent" and a portion is not so designated, for the purposes of calculating EBO Amount, the provisions of Section 19(d) of the Lease shall be taken into account). Notwithstanding anything to the contrary in the Lease or the Participation Agreement, the EBO Amount with respect to such Transponder, together with any other

                                       10
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                                                                       EXECUTION


     Rent, other than Excepted Payments, with respect to such Transponder due on the EBO Date and payable to Lessor, for any Transponder shall be, under any circumstances and in any event, not less than the sum sufficient to pay the aggregate principal amount of the Notes outstanding together with accrued and unpaid interest thereon with respect to such Transponder."

                    (5) On page 13 thereof, the following definitions are hereby deleted in their entirety: "Exchange"; "Exchange Date"; and "Exchange
                                 --------    -------------        --------
     Event".
     -----
                    (6) On page 18 thereof, the definition of "Indemnitee" is
                                                               ----------
     hereby amended by adding the clause "each Series G Noteholder" after "if any," and before "and" in the third line of such definition.

                    (7) On pages 27-28, the definition of "Owner Participant's
                                                           -------------------
     Net Economic Return" is hereby amended by inserting "as of the In-Service
     -------------------
     Date" after "in each case" and before "," on the fifth and sixteenth lines of page 27.

                    (8) On page 32 thereof, the definition of "Rent Differential Amount" is hereby amended by deleting the second parenthetical thereof.

                    (9) On page 34 thereof, in the first line, "Section 3(b)(ii)" is deleted and "Section 3(b)(ii)(A)" is substituted in lieu thereof.

                    (10) On page 35 thereof, the following definition is hereby added:

          "'Series G Closing Date' means the date which the Series G Notes are
           ----------------------
          issued under the Indenture."


                    (11) On page 36, the definition of "Stipulated Loss Value"
                                                        ---------------------
     is hereby amended by deleting "Section 8(d)" and substituting "Section 12(e)" in lieu thereof in the last line of the parenthetical clause of such definition.

                    (12) On page 39, in the fourth line, "and" is hereby inserted after '"arrears rent"' and before "a portion".

                    (13) On page 40 thereof, the definition of "Transaction
                                                                -----------
     Costs" is hereby amended by (1) deleting "on or
     -----

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     prior to June 30," in the thirteenth line thereof and substituting in lieu thereof "or Series G Notes on or prior to July 2,"; and (2) by deleting "and (ix)" after "Owner Participants" and before "and" in the tenth line from the bottom of such definition and substituting in lieu thereof the following: "; (ix) $25,000 payable to Latham & Watkins and $12,500 payable to Milbank, Tweed, Hadley & McCloy (to be payable pro rata per Transponder, in respect of this Participation Agreement and the Other Participation Agreements) for legal services rendered in connection with the refinancing of Series A Notes with the Series G Notes and (x)".

                    (14) Schedule A to Appendix A is hereby amended by adding "Haight, Gardner, Poor & Havens" at the end of such schedule.

               ah. Section 3(c)(ii) of Exhibit D to the Participation Agreement (Form of Lease) is hereby amended (i) by deleting "and excluding, in any event, the amount paid by Lessee referred to in clause (B) of Section 3(b)(i)" in the eighth line thereof, (2) inserting "an amount equal to the difference between" after "Date" and before "any" in the tenth line thereof and (3) by inserting the following text after "Lessor" and before the period in the eleventh line thereof:

     "and any amount paid by Lessee referred to in clause (B) of Section
     3(b)(i) that has not previously been or is not simultaneously being applied against any portion of the Lessor Interim Amount not paid by Lessor"

               ai. Section 3(h) of Exhibit D to the Participation Agreement (Form of Lease) is hereby amended by inserting "may" in lieu of "shall" in the first line thereof.

               aj. Section 6(c) of Exhibit D to the Participation Agreement (Form of Lease) is hereby amended by adding the following paragraph at the end of such section:

          "During the Lease Term and while Series G Notes are outstanding, if at any time both the Moody's Credit Rating and Standard & Poor's Credit Rating of Guarantor fall below Investment Grade, then within thirty (30) days following the date Lessee shall have Actual Knowledge that the foregoing condition exists, Lessee shall execute and deliver to Lessor an assignment agreement (in form and substance reasonably acceptable to Lessor) assigning to Lessor as additional security for all of Lessee's payment obligations hereunder its rights under all Use Agreements (other than any

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     Occasional Use Service Contract) then in existence and thereafter arising
     (the "Assignment Agreement"), except that Lessee shall not be required to obtain a User's acknowledgement or consent nor to notify (and in connection therewith, Lessor hereby agrees not to notify or otherwise contact) any User of such assignment unless an Event of Default shall have occurred and be continuing. The Assignment Agreement shall provide that Lessee shall remain liable to User to perform its obligations under such Use Agreement and Lessor shall have no obligations thereunder (other than obligations expressly assumed by Lessor). The foregoing notwithstanding, if Lessee shall execute and deliver the Assignment Agreement and subsequently the condition set forth above requiring such assignment shall cease to exist, then, effective on the date such condition shall cease to exist, the Assignment Agreement shall automatically terminate by its terms and such Assignment Agreement shall be of no further force or effect."

               ak. Section 8(c) of Exhibit D to the Participation Agreement (Form of Lease) is hereby amended by adding "and" in lieu of "of" in the sixth line thereof.

               al. Section 19 of Exhibit D to the Participation Agreement (Form of Lease) is hereby amended (1) by inserting "amounts of" after "all" and before "Interim Rent" in the second line of Section 19(b)(iii) and "with respect to such Transponders" after "Base Rent" and before "due" in the third line of such section, (2) at page 37, by inserting "the sum of" after "due," and before "any" in second line thereof, by inserting "with respect to such Transponders" after "Scheduled Rent" and before "designated" in the second line thereof, by inserting "and" after "as applicable," and before "due" in the fourth line thereof, by deleting "with respect to such Transponders" in the fourth and fifth lines thereof, by inserting "with respect to such date" after "Amount" and before "," in the fifth line thereof and by inserting "with respect to such Transponders" after "if any" and before "due" in the seventh line thereof, and
(3) by deleting the text of Section 19(c) in its entirety and substituting in lieu thereof the following:

     "Assumption of Notes.  Notwithstanding the provisions of Sections 19(a) and
      -------------------
     (b) and subject to compliance with Section 2.13 of the Indenture, in connection with a purchase by Lessee of the Transponders pursuant to any of Sections 19(a)(ii) through 19(a)(vi), as the case may be, at Lessee's option, Lessee may assume the Notes (or the portion thereof associated with such purchased Transponder, as applicable), pursuant to Sections 5.05 and
     11.04 of the

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                                                                       EXECUTION


     Participation Agreement and the obligation of Lessee to pay the purchase price pursuant to the applicable clause of Section 19(a) shall be satisfied by such assumption of the Notes to the extent of the principal amount of the Notes so assumed (after, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto, as adjusted pursuant to Section 12.05 or 12.06, subject to Sections 12.07 and 12.08, of the Participation Agreement, as applicable, is due, payment of the sum of any Scheduled Rent designated as an "arrears rent" on Schedule A, as adjusted pursuant to
     Section 12.06 of the Participation Agreement, on the Rent Payment Date on which such purchase is consummated with respect to the applicable Transponder(s) and the Rent Differential Amount, if any). Once Lessee has elected to exercise its option to assume the Notes by giving notice of such election in its notice pursuant to Section 19(b) hereof, such Notes shall be mandatorily assumed by Lessee pursuant to the Indenture."

               y. The face page and page 1 of Exhibit D to the Participation Agreement (Form of Lease) are hereby amended by inserting after "LEASE AGREEMENT" the words "[TRUST 1]".

          2.   Provisions Relating to General Electric Capital Corporation.
               -----------------------------------------------------------

          (a) Clause (vi) of Section 13.02(a) of the Participation Agreement shall not be applicable to any transfer of the stock of the Owner Participant to General Electric Capital Corporation pursuant to such Section;

          (b) for purposes of clause (xii) of Section 13.02(a) of the Participation Agreement, HCG hereby consents to General Electric Capital Corporation's being the Initial Transferee;

          (c) the provisions of Section 19(a)(iii) of the Lease shall not be applicable in connection with General Electric Capital Corporation's becoming the Owner Participant or acquiring the shares of stock of the Owner Participant as a transferee pursuant to the provisions of Section 13.02 of the Participation Agreement only; provided, however, that such Section 19(a)(iii) shall apply with
                --------- -------
respect to any subsequent transfer by General Electric Capital Corporation; and

          (d) the effectiveness of paragraphs (a), (b) and (c) of this Section 2 is conditioned upon General Electric Capital Corporation's executing a confidentiality agreement reasonably

                                                                       EXECUTION


satisfactory to HCG (which shall be evidenced by HCG's execution thereof).

          3.  [INTENTIONALLY OMITTED].

          4.   Amendment to Purchase Agreement.  By its execution and delivery
               -------------------------------
of this First Amendment, each of the parties hereto hereby acknowledges and agrees that (i) the In-Service Date shall not occur before December 31, 1992,
(ii) Section 2.02(i) of the Purchase Agreement is hereby amended by deleting "May 15, 1993" from the sixth line thereof and inserting in lieu thereof "December 31, 1992 (or such later date not later than May 15, 1993 as the holders of the Series G Notes may consent to)", (iii) Section 2.04(i) of the Purchase Agreement is hereby amended by deleting "May 15, 1993" from the seventh line thereof and inserting in lieu thereof "December 31, 1992 (or such later date not later than May 15, 1993 as the holders of the Series G Notes may consent to)" and (iv) Section 2.04(ii) is hereby amended by deleting "June 14, 1993" from the fifth line thereof and inserting in lieu thereof the words "January 25, 1993 (or such later date not later than June 14, 1993 as the holders of the Series G Notes may consent to)".

          5.  Other Terms of Participation Agreement and Purchase Agreement.
              -------------------------------------------------------------
Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Participation Agreement and Purchase Agreement are in all respects ratified and confirmed and shall remain in full force and effect.

          6.  Further Assurances.  The parties hereto will execute and deliver
              ------------------
such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this First Amendment.

          7.   Counterparts.  This First Amendment may be executed in any number
               ------------
of counterparts, each of which shall be deemed an original for all purposes, but such counterparts shall together constitute but one and the same instrument.

          8.   Definitions.   Except as otherwise defined herein, capitalized
               -----------
terms used herein, for all purposes hereof, shall have the respective meanings assigned thereto in Appendix A to the Participation Agreement, as amended pursuant to this First Amendment.

                                                                       EXECUTION


          9.   Governing Law.  This First Amendment has been delivered in, and
               -------------
shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts of laws provisions thereof.

                                                                       EXECUTION


          IN WITNESS WHEREOF, the parties have executed this First Amendment through their duly authorized representatives as of the day and year first above written.


ACCEPTED AND AGREED TO:


HUGHES COMMUNICATIONS GALAXY, INC.          HUGHES COMMUNICATIONS, INC.


By: /s/ Scott B. Tollefsen                  By: /s/ Scott B. Tollefsen
   --------------------------------            --------------------------------
Name:  Scott B.  Tollefsen                  Name:  Scott B. Tollefsen
     ------------------------------              ------------------------------
Title: Vice President and Secretary         Title: Vice President and Secretary
      -----------------------------               -----------------------------


ORION One, INC.                             WILMINGTON TRUST COMPANY


By:                                         By:
   --------------------------------            --------------------------------
Name:                                       Name:
     ------------------------------              ------------------------------
Title:                                      Title:
      -----------------------------               -----------------------------



STATE STREET BANK AND TRUST COMPANY         BT SECURITIES CORPORATION
OF CONNECTICUT, NATIONAL ASSOCIATION


By:                                         By:
   --------------------------------            --------------------------------
Name:                                       Name:
     ------------------------------              ------------------------------
Title:                                      Title:
      -----------------------------               -----------------------------

                                                                       EXECUTION



          IN WITNESS WHEREOF, the parties have executed this First Amendment through their duly authorized representatives as of the day and year first above written.


ACCEPTED AND AGREED TO:


HUGHES COMMUNICATIONS GALAXY, INC.          HUGHES COMMUNICATIONS, INC.


By:                                         By:
   --------------------------------            --------------------------------
Name:                                       Name:
     ------------------------------              ------------------------------
Title:                                      Title:
      -----------------------------               -----------------------------



ORION One, INC.                             WILMINGTON TRUST COMPANY


By:                                         By: /s/ James P. Lawler
   --------------------------------            --------------------------------
Name:                                       Name:  James P. Lawler
     ------------------------------              ------------------------------
Title:                                      Title:  Assistant Vice President
      -----------------------------               -----------------------------



STATE STREET BANK AND TRUST COMPANY         BT SECURITIES CORPORATION
OF CONNECTICUT NATIONAL ASSOCIATION


By:  /s/ Steven Freedman                    By:
   --------------------------------            --------------------------------
Name:  Steven Freedman                      Name:
     ------------------------------              ------------------------------
Title: Assistant Secretary                  Title:
      -----------------------------               -----------------------------

                                                                       EXECUTION


          IN WITNESS WHEREOF, the parties have executed this First Amendment through their duly authorized representatives as of the day and year first above written.


ACCEPTED AND AGREED TO:


HUGHES COMMUNICATIONS GALAXY, INC.          HUGHES COMMUNICATIONS, INC.


By:                                         By:
   --------------------------------            --------------------------------
Name:                                       Name:
     ------------------------------              ------------------------------
Title:                                      Title:
      -----------------------------               -----------------------------



ORION One, INC.                             WILMINGTON TRUST COMPANY


By:  /s/ Robert Feeney                      By:
   --------------------------------            --------------------------------
Name:  Robert Feeney                        Name:
     ------------------------------              ------------------------------
Title:  Vice President                      Title:
      -----------------------------               -----------------------------



STATE STREET BANK AND TRUST COMPANY         BT SECURITIES CORPORATION
OF CONNECTICUT NATIONAL ASSOCIATION


By:                                         By: /s/ E. Perot Bissell
   --------------------------------            --------------------------------
Name:                                       Name:  E. Perot Bissell
     ------------------------------              ------------------------------
Title:                                      Title:  Managing Director
      -----------------------------               -----------------------------